                                                                   EXHIBIT 10.37

                      COLORADO GREENHOUSE HOLDINGS, INC.


                    SERIES A REGISTRATION RIGHTS AGREEMENT

                         Dated as of January 21, 1997

                    SERIES A REGISTRATION RIGHTS AGREEMENT
                    --------------------------------------

          This Series A Registration Rights Agreement (the "Agreement") is
                                                            ---------
entered into as of the 21st day of January, 1997 by and among the holders of Series A Preferred Stock of the Company listed on Schedule 1 attached hereto
                                                  ----------
(the "Holders") and COLORADO GREENHOUSE HOLDINGS, INC., a Delaware corporation
      -------
(the "Company").
      -------

                                   Recitals
                                   --------

          A. In connection with the formation of the Company, the Holders have transferred certain assets to the Company. In consideration for the transfer of such assets, the Company agrees to grant to the Holders certain registration rights as set forth herein.

          B.  In connection with a Stock Purchase Agreement (the "Stock Purchase
                                                                  --------------
Agreement"), dated the date hereof, between Catterton-Simon Partners III, L.P.,
---------
BCI Growth IV, L.P. and the other purchasers named therein (collectively, the "Purchasers") and the Company, the Company is entering into a Registration
 ----------
Rights Agreement, dated the date hereof, with the Purchasers (the "Series B
                                                                   --------
Registration Rights Agreement").  The Company and the Holders desire to
-----------------------------
coordinate the respective rights granted in the Series B Registration Rights Agreement and this Agreement.

          The parties hereby agree as follows:

          1.  Definitions.
              -----------

          As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings indicated:

          "Agent" means any Person authorized to act and who acts on behalf of
           -----
any holder of Registrable Securities with respect to the transactions contemplated by this Agreement or the Purchase Agreement.

          "Agreement Year" means each consecutive twelve-month period beginning
           --------------
with the date of this Agreement.

          "Business Days" means all days other than Saturday or Sunday or any
           -------------
day on which banking institutions in New York, New York are authorized or obligated by law to close.

          "Common Stock" means capital stock of the Company, however designated,
           ------------
which is not limited as to the amount of dividends, or which is not limited as to the amount of distributions upon liquidation or dissolution of the Company, and shall include, without limitation, the Company's presently authorized 10,600,000 shares of Common Stock, par value $.001 per share.

          "Demand Registration" means a registration pursuant to Section 3(a).
           -------------------

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
rules and regulations thereunder as amended from time to time.

          "NASD" means National Association of Securities Dealers, Inc.
           ----

          "Person" means an individual, firm, partnership, corporation, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company or a government or agency or political subdivision thereof.

          "Piggy-Back Registration" means a registration pursuant to Section
           -----------------------
3(e).

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Registrable Securities" means: (a) all shares of Common Stock owned
           ----------------------
now or in the future by any Holder; (b) the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock, (c) any shares of Common Stock issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that any such share or other security shall be deemed to be a Registrable Security only if and so long as it is a Transfer Restricted Security.

          "Registration Expenses"  See Section 6 hereof.
           ---------------------

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          "S-3 Registration" means a registration pursuant to Section 3(f).
           ----------------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Series A Holders" means those holders of the Registrable Securities
          -----------------
under this Agreement.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock of the Company, par value $.001 per share, issued by the Company, together with any securities issued in substitution or exchange therefor.

          "Series B Demand Registration" means a "Demand Registration" as
           ----------------------------
defined in the Series B Registration Rights Agreement.

          "Series B Holders" means those holders of the Series B Preferred Stock
           ----------------
under the Series B Registration Rights Agreement between the Company and the Purchasers.

          "Series B Preferred Stock" means the Series B Convertible Preferred
           ------------------------
Stock of the Company, par value $.001 per share, issued by the Company, together with any securities issued in substitution or exchange therefor.

          "Series B Registrable Securities" means "Registrable Securities" as
           -------------------------------
defined in the Series B Registration Rights Agreement.

          "Series B Registration" means a Series B Demand Registration or a
           ---------------------
Series B S-3 Registration.

          "Series B Registration Rights Agreement" shall have the meaning
           --------------------------------------
assigned to it in the recitals of this Agreement.

          "Series B S-3 Registration" means an "S-3 Registration" as defined in
           -------------------------
the Series B Registration Rights Agreement.

          "Transfer Restricted Securities" means securities acquired by the
           ------------------------------
holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; provided that a Registrable Security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

          "Underwritten Registration or Underwritten Offering" means a
           --------------------------------------------------
registration in which securities of the Company are sold (whether by the Company or by selling stockholders) to an underwriter for reoffering to the public.

          2.   Securities Subject to this Agreement.
               ------------------------------------

               (a)  Registrable Securities.  The securities entitled to the
                    ----------------------
benefits of this Agreement are the Registrable Securities.

               (b)  Holders of Registrable Securities.  A Person is deemed to
                    ---------------------------------
be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding the legal restrictions upon the exercise of such right; provided, however, that a Person
                                              --------  -------
shall not be deemed to be a holder of Registrable Securities who, together with such Person's affiliates, then holds Registrable Securities constituting less than one percent (1%) of the then issued and outstanding Common Stock or who may then sell all Registrable Securities owned by such holder in reliance upon Rule 144 of the Securities Act within six months pursuant to the volume restrictions under said Rule based upon the average weekly reported trading volume of trading (currently Rule 144(e)(1)(ii)).

          3.   Demand Registration, Piggy-Back Registration and S-3
               ----------------------------------------------------
Registration.
------------

               (a)  Request for Registration by Holders of Registrable
                    --------------------------------------------------
Securities.  Subject to Section 3(h) hereof, at any time after sixty (60) days
----------
after the effective date of any registration of any of the Company's securities (subject to any additional holdback period required by the underwriter in connection with an underwritten offering), but in no event (i) prior to the completion of at least one effective Series B Demand Registration or (ii) within 270 days after the effective date of any Series B Registration (or such shorter period agreed to by the underwriter (but in any event not less than 90 days)), if the Company receives from the holders of at least 30% of the then outstanding Registrable Securities a written request that the Company effect any registration or qualification with respect to Registrable Securities pursuant to this Section 3(a) (a "Demand Registration") the Company will:

                    (1) within ten days of receipt of such a request, give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

                    (2) as soon as practicable, use its best efforts to effect such registration or qualification (including, without limitation, the execution in the applicable Registration Statement of an undertaking to file required post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request, or the Company in the case of securities requested by the Company to be registered (provided, however, the
                                                         --------  -------
Company shall be permitted to participate in such registration only to the extent that all Registrable Securities as are specified by any holder in a Demand Registration request have been included in such registration), as are specified in a written notice given to the Company within 20 days after the date of such written notice from the Company pursuant to Section 3(a)(1); provided,
                                                                     --------
however that the Company will not be obligated to take any action to effect any
-------
such registration, qualification or compliance pursuant to this Section 3(a) after the completion of three Demand Registrations as set forth in Section 3(b).

          Subject to the foregoing provisions, the Company will file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within one hundred twenty
(120) days, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such Registration Statement and Prospectus through which such Demand Registration is effected to remain effective until all Registrable Securities are sold.

          Notwithstanding anything to the contrary set forth in this Agreement, if at any time any request to register securities pursuant to this Section 3(a) or Section 3(f), such registration would, in the good faith determination of the Board of Directors, be substantially detrimental to the Company, then the Company may direct in writing ("Delay Notice") to the holders of Registrable Securities that such
          ------------
request of registration be delayed for a period of time not to exceed sixty (60) days from the date of the request, which right to delay may be exercised not more than once in any one year period. Upon receipt of a Delay Notice, the holders of Registrable Securities requesting the Demand Registration or S-3 Registration may, upon written notice to the Company, withdraw such request.

               (b)  Effective Registration.  A registration of Registrable
                    ----------------------
Securities will not count as a Demand Registration until it has become effective and all Registrable Securities included in such Demand Registration have been sold pursuant thereto. A Demand Registration under Section 3(a) shall be effected pursuant to a Registration Statement on Form S-3 at any time that the Company is eligible to use such form for such purpose.

               (c)  Underwritten Offering.  If the holder or holders of a
                    ---------------------
majority in number of the Registrable Securities to be registered in a Demand Registration under this Section 3 (or the holder or holders who initiated the Demand Registration) so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the holders in writing that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large so as to materially and adversely affect the success of the offering, the Company shall include in such registration the maximum amount of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect.

               (d)  Selection of Underwriters.  In the event any such
                    -------------------------
registration is in the form of an Underwritten Offering, the investment banker or bankers and manager or managers that will administer the offering will be nationally recognized investment banking firm(s) selected by the Company.

               (e)  Piggy-Back Registration.  If the Company determines to file
                    -----------------------
a Registration Statement under the Securities Act relating to a proposed sale to the public of shares of its securities (but excluding registrations relating solely to employees' stock option or purchase plans or relating solely to a transaction employing Securities and Exchange Commission Form S-4 or Form S-8 or successor forms thereto), either for its own account or the account of a security holder or holders, the Company shall:

                    (1) promptly give to each holder of Registrable Securities written notice thereof (which will include, to the extent known at the time, a list of the jurisdictions in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price or price range, and the plan of distribution);

                    (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the

Registrable Securities specified in a written request or requests, made within twenty days after such written notice from the Company, by holders of Registrable Securities; and

                    (3) use its best efforts to cause the managing underwriter or underwriters of such proposed Underwritten Offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if
(i) holders of Series B Registrable Securities shall have requested inclusion in such offering pursuant to their piggy-back rights and (ii) the managing underwriter or underwriters of such offering deliver a written opinion to the Company and the holders of such Registrable Securities that marketing considerations require a limitation on the number of shares of Common Stock offered in such offering, such limitation shall be allocated among all holders of Common Stock (other than such holders, if any, initiating the registration pursuant to demand registration rights granted by the Company, which holders shall receive priority with respect to inclusion in such registration in accordance with such contractual rights) and the holders of Registrable Securities who requested inclusion in the registration as follows: (i) first, Series B Registrable Securities shall be included in such registration in a number equal to the greater of (A) the pro rata portion (in proportion to all shares of Registrable Securities and other shares of Common Stock requested to be included in the offering which are subject to such underwriter's limitation) of Registrable Securities requested to be included in such registration and (B) seventy-five percent (75%) of the total number of shares to be included in such registration (other than such holders, if any, initiating the registration pursuant to demand registration rights granted by the Company) after giving effect to such underwriter's limitation; and (ii) second, holders of Registrable Securities and (iii) third, any other holders of securities of the Company who have requested to be included in such registration statement pursuant to contractual piggy-back registration rights.

               (f)  Request for Registration on Form S-3 by Holders of
                    --------------------------------------------------
Registrable Securities.  At any time after the Company becomes eligible to file
----------------------
a Registration Statement on Form S-3, if the Company receives from the holders of at least 20% of the then outstanding Registrable Securities, a written request specifying that the Company effect any registration or qualification with respect to the Registrable Securities pursuant to this Section 3(f) (an "S-3 Registration"), the Company will:

                    (1) within ten days of receipt of such a request, give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

                    (2) as soon as practicable, the Company shall use its best efforts effect such registration or qualification (including, without limitation, the execution in the applicable Registration Statement of an undertaking to file required post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request, or the Company in the case of securities requested by the Company to be registered (provided, however, the Company shall be permitted
                              --------  -------
to participate in such registration only to the extent that all Registrable Securities as are specified by any holder in a S-3 Registration request have been included in such registration), as are specified in a written notice given to the Company within 20 days after the date of such written notice from the Company pursuant to Section 3(a)(1); provided, however that the Company will not
                                     --------  -------
be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3(f) after the completion of two (2) S-3 Registrations as set forth in Section 3(g).

          Subject to the foregoing provisions, the Company will use its best efforts to file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within 120 days, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such Registration Statement and Prospectus through which such S-3 Registration is effected to remain effective until all Registrable Securities are sold.

          The Company will not be obligated to file a registration statement pursuant to this Section 3(f), if the Company, in the good faith determination of the Board of Directors, such registration would be substantially detrimental to the Company.

               (g)  Effective Registration.  A registration of Registrable
                    ----------------------
Securities will not count as an S-3 Registration until it has become effective and all Registrable Securities included in such S-3 Registration have been sold pursuant thereto.

               (h)  Coordination with Series B Holders. Notwithstanding anything
                    ----------------------------------
to the contrary set forth herein, at such time as the holders of Registrable Securities request a Demand Registration or an S-3 Registration hereunder, such holders or the Company shall deliver to the holders of Series B Preferred Stock a notice specifying: (i) the fact that such holders have delivered to the Company a request for a Demand Registration or S-3 Registration, as the case may be; (ii) reasonable details regarding the expected timing and amount of securities involved in such registration, including without limitation the expected filing date and effective date of the Registration Statement relating to such registration, the number of Registrable Securities (and, if applicable, other securities) expected to be included in such Registration Statement and the expected gross proceeds of such offering; and (iii) the rights of the holders of Series B Registrable Securities to terminate such Demand Registration or S-3 Registration by submitting to the Company a request of the holders of the requisite number of shares of Series B Registrable Securities (as specified in the Series B Registration Rights Agreement) for a Series B Demand Registration (a "Series B Demand Notice") within thirty (30) days after receipt of such notice. In the event that the holders of Series B Registrable Securities deliver to the Company a Series B Demand Notice within such 30-day period, the Company shall thereupon notify the holders of Registrable Securities who initiated the request for a Demand Registration or S-3 Registration, as the case may be, that such request is denied due to the receipt of a Series B Demand Notice, and such request for a Demand Registration or S-3 Registration shall be deemed withdrawn; provided, however, that the holders of Series B Registrable Securities may deliver a Series B Demand Notice and cause such a withdrawal of such a Demand Registration or S-3 Registration no more than two times.

               (i)  Minimum Requirement for Registration.  The Company shall be
                    ------------------------------------
obligated to effect a registration or qualification pursuant to Section 3(a) and
Section 3(f) only if the anticipated gross offering proceeds pursuant to: (1) a Demand Registration requested pursuant to Section 3(a) hereof equals or exceeds $10,000,000 and (2) an S-3 Registration requested pursuant to Section 3(f) hereof equals or exceeds $1,000,000.

          4.   Hold-Back Agreements.
               --------------------

               (a)  Restrictions on Sale by the Holders of Registrable
                    --------------------------------------------------
Securities.  Each holder of Registrable Securities agrees, if requested in
----------
writing by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during such period subsequent to the filing of the Registration Statement as required by the Underwriter for each Underwritten Offering pursuant to such Registration Statement and during such other period (not less than 90 days) following such effective date as shall be reasonably agreed upon by the Company and the managing underwriters.

               (b)  Restrictions on Public Sale by the Company and Others.  The
                    -----------------------------------------------------
Company agrees to use reasonable efforts to cause each holder of its privately placed debt or equity securities issued by the Company at any time on or after the date of this Agreement (other than securities issued upon the exercise or conversion of securities outstanding as of the date hereof) to agree not to effect any public sale or distribution of any such securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration, if permitted), during the ninety (90) day period subsequent to the filing of the Registration Statement for each Underwritten Offering and during the 180 day period following the effective date of such Registration Statement, in each case to the extent the managing underwriter makes a timely written request that specifically identifies such holder(s).

          5.   Registration Procedures.
               -----------------------

          In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the Securities and Exchange Commission such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (b) notify the counsel to the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                    (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                    (2) of any request by the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                    (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                    (4) if at any time the representations and warranties of the Company made in agreements (including underwriting agreements) to the holders of Registrable Securities in connection with such registration, cease to be true and correct, and

                    (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (c) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               (d) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, immediately incorporate in a Prospectus supplement or post-effective amendment such necessary information as the managing underwriters and the holders of a majority of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (e) at the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter such number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as such holder may reasonably request;

               (f) deliver to each selling holder of Registrable Securities and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (g) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the managing underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify to do
           --------
business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and, if not required by applicable law or by contract, not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               (i) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (j) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority in number of such Registrable Securities or by the managing underwriters, if any;

               (k) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable trustees or transfer agents with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depository Trust Company; and

               (l) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company to the effect that the Registration Statement, the Prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus addressing the matters giving rise to such notice, or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

          6.   Registration Expenses. To the extent of up to four registrations,
               ---------------------
all expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless whether the Registration Statement becomes effective including without limitation:

                    (1) all registration and filing fees (including, without limitation, with respect to filings required to be made with the NASD);

                    (2) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters may designate);

                    (3) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

                    (4)  fees and disbursements of counsel for the Company;

                    (5) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                    (6) fees and expenses associated of other Persons retained by the Company; and

                    (7) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement (all such expenses being herein called "Registration Expenses").

          The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

          7.  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock or, if the managing underwriter or agent expressly consents to the inclusion in such underwriting, other securities under the Act, the Company shall not be required under this Section 7 to include any of a holder's Registrable Securities in such underwriting unless such holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it.

          8.   Indemnification.
               ---------------

               (a)  Indemnification by the Company.  The Company agrees to
                    ------------------------------
indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees and Agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities
 ------------------
and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall
                                       --------  -------
not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any
              --------  -------
such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have.

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) if the representation of such Indemnified Holder by the counsel retained by the Company would be inappropriate due to actual or potential conflicts of interests between the Indemnified Holder and any other party represented by such counsel in such proceeding based on written advice of counsel made available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

          (b)  Indemnification by Holder of Registrable Securities.  Each holder
               ---------------------------------------------------
of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by
Section 8(a). In no event shall the liability of any selling holder of Registrable Securities under this Section 8(b) be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement or any amendment or supplement thereto, or any preliminary Prospectus.

          (c)  Contribution.  If the indemnification provided for in this
               ------------
Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holders, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          To the extent the terms of this Section 8 are inconsistent with those set forth in any agreement between the Company and an underwriter, such underwriter's agreement shall control.

          9.   Rule 144.
               --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and, at all times after the effective date of the first registration filed by the Company which involves a sale of securities of the Company to the general public, will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          10.  Participation in Underwritten Registrations.
               -------------------------------------------

          No holder of Registrable Securities (or its successors or assigns) may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the underwriters and other Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          11.  Miscellaneous.
               -------------

               (a)  Remedies.  Each holder of Registrable Securities, in
                    --------
addition to being entitled to exercise all rights provided herein, and as provided in the Transaction Agreements, and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b)  No Inconsistent Agreements.  The Company will not on or
                    --------------------------
after the date of this Agreement enter into any agreement, and as of the date of this Agreement the Company is not a party to any agreement, with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof or impairs the rights granted hereunder. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person which has not been terminated on or prior to the date hereof.

               (c)  Amendments and Waivers.  The provisions of this Agreement,
                    ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least 50% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of 50% of the Registrable Securities being sold.

               (d)  Notices.  All notices and other communications provided for
                    -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                    (1) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 11(d) (with the initial addresses for each person which the Purchaser comprises as set forth in the Purchase Agreement, and with copies to be sent as specified in the Purchase Agreement); and

                    (2) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(d), with copies to be sent as specified in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               (e)  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent holders of Registrable Securities.

               (f)  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g)  Headings. The headings in this Agreement are for convenience
                    --------
of reference only and shall not limit or otherwise affect the meaning hereof.

               (h)  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York.

               (i)  Severability.  In the event that any one or more of the
                    ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (j)  Entire Agreement.  This Agreement is intended by the parties
                    ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings as to the subject matter, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              COLORADO GREENHOUSE HOLDINGS, INC.


                              By: /s/ Ed Wetherbee
                                 ---------------------------------
                                 Name:
                                 Title: CEO


                              BRUSH GREENHOUSE PARTNERS

                              By: /s/ Ed Wetherbee
                                 ---------------------------------
                                 Name:
                                 Title:  MANAGEMENT COMMITTEE MEMBER


                              By:_________________________________
                                 Name:
                                 Title:


                              BRUSH GREENHOUSE PARTNERS II, LLC




                              By: /s/ Ed Wetherbee
                                 ---------------------------------
                                 Name:
                                 Title: MANAGER

                                   SCHEDULE 1

                          LIST OF HOLDERS OF SERIES A
                         PREFERRED STOCK OF THE COMPANY



Brush Greenhouse Partners

Brush Greenhouse Partners II, LLC